EXHIBIT 10.78

June 25, 2002

EPICOR SOFTWARE CORPORATION
195 Technology Drive
Irvine, California 92618
Attn: Lee Kim, Chief Financial Officer

Re:    Loan and Security Agreement – Amendment #8

Dear Mr. Kim:

Reference is made to that certain Loan and Security Agreement, dated as of July 26, 2000, by and between Foothill Capital Corporation (“Lender”) and Epicor Software Corporation (“Borrower”), as amended (as so amended, the “Loan Agreement”). Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

Borrower has requested a re-setting of the covenants set forth in the following sections of the Loan Agreement:

(i)	Section 7.20(a)(i) (Minimum EBITDA); and

(ii)	Section 7.20(a)(ii) (Tangible Net Worth).

By their respective signatures below, Lender and Borrower hereby agree to the following:

1.    Effective as of Borrower’s compliance with the Conditions (as defined below), the Loan Agreement shall be amended as follows:

(a)  Section 7.20(a)(i) of the Loan Agreement is deleted and replaced by the following:

“Minimum EBITDA”. EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

“Applicable Amount	Applicable Period
$(403,000)	For the 12 month period ending June 30, 2002
$366,000	For the 12 month period ending September 30, 2002

$1,125,000	For the 12 month period ending December 31, 2002

$1,256,000	For the 12 month period ending March 31, 2003

$3,760,000	For the 12 month period ending June 30, 2003”

(b)  Section 7.20(a)(ii) of the Loan Agreement is deleted and replaced by the following:

“Tangible Net Worth”.    Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

“Applicable Amount	Applicable Date
$(5,000,000)	June 30, 2002
$(4,750,000)	September 30, 2002
$(3,300,000)	December 31, 2002
$(3,300,000)	March 31, 2003
$(3,000,000)	June 30, 2003”

2.    Lender is willing to enter into this letter amendment, provided that Borrower complies with the following conditions precedent (collectively, the “Conditions”) no later than June 25, 2002, time being of the essence:

(a)  Borrower executes and delivers a copy of this letter agreement to Lender; and

(b)  Borrower pays Lender a non-refundable fee of $10,000.

3.    This letter agreement constitutes an amendment to the Loan Agreement. Except as expressly set forth herein, the Loan Documents shall remain in full force and effect.

4.    This letter may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

Please indicate your agreement to the foregoing by executing a copy of this letter in the space below.

Sincerely,

FOOTHILL CAPITAL CORPORATION

By    /s/   Trent A. Smart
Its         Vice President

CONSENTED AND AGREED TO:

EPICOR SOFTWARE CORPORATION

By     /s/  Lee Kim
      Lee Kim, Chief Financial Officer